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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 24, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                                           87-0458721
-------------------------------                  -------------------------------
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
 Incorporation or Organization)                               Number)

                                    000-23955
                            ------------------------
                            (Commission File Number)

                        12725 S.W. 66th Avenue, Suite 100
                             Portland, OR 97223-2546
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (503) 624-5799
                            ------------------------
                         (Registrant's telephone number)

                         Two Centerpointe Dr, Suite 450
                              Lake Oswego, OR 97035
                            ------------------------
          (Former Name or former Address, if changed since last report)



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ITEM 5.  OTHER EVENTS

The registrant hereby incorporates the information set forth on the agreement attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: March 21, 2003                               By: /s/ Bernard J. Brady
------------------------                           -----------------------------
                                                   Bernard J. Brady
                                                   Chief Financial Officer,
                                                   Secretary & Treasurer